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        PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

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      PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST



THE TRUSTEES RECOMMEND A VOTE "FOR" FIXING THE NUMBER OF
TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR CLASS A
TRUSTEES AND "FOR" THE OTHER PROPOSAL LISTED BELOW.

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of the nominees(s) you wish to withhold on, separated by a
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Proposal 1. Proposal for fixing the number of Trustees at fifteen and
            electing      .                                           0 FOR ALL
            The Class A Trustees
            The nominees for Trustees are:  (01) J.A. Baxter, (02)
            H.H. Estin,                                           0 WITHHOLD ALL
           (03) P.L. Joskow,  (04) L.J. Lasser, and (05) W.F. Pounds
                                                             0 FOR ALL EXCEPT:

Proposal 2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund.
                                                  0 FOR  0 AGAINST   0 ABSTAIN

If you have questions on any of the proposals, please call 1-800-225-1581.

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      PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

THANK YOU!  YOUR VOTE HAS BEEN SUBMITTED.

THE TRUSTEES RECOMMEND A VOTE "FOR" FIXING THE NUMBER OF
TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR CLASS A
TRUSTEES AND "FOR" THE OTHER PROPOSAL LISTED BELOW.


Proposal 1. Proposal for fixing the number of Trustees at fifteen and electing  the Class A Trustees.
            The nominees for Trustees are:

The nominees for Trustees are:  (01) J.A. Baxter, (02) H.H. Estin, (your voting
(03) P.L. Joskow,  (04) L.J. Lasser, and (05) W.F. Pounds           instructions
                                                                    listed here)

Proposal 2. Proposal to ratify the selection of
            PricewaterhouseCoopers LLP                              (your voting
            as the independent auditors of your fund.               instruction
                                                                    listed here)

If you have questions on the proposals, please call 1-800-225-1581.

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Your vote has been submitted for Putnam Convertible
          Opportunities and Income Trust

 Proposal 1. Proposal for fixing the number of Trustees at fifteen and electing  the Class A Trustees.
             The nominees for Trustees are:

The nominees for Trustees are:  (01) J.A. Baxter, (02) H.H. Estin, (your voting
(03) P.L. Joskow,  (04) L.J. Lasser, and (05) W.F. Pounds           instructions
                                                                    listed here)

Proposal 2. Proposal to ratify the selection of
            PricewaterhouseCoopers LLP                              (your voting
            as the independent auditors of your fund.               instruction
                                                                    listed here)



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